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                          GILFORD OAKWOOD EQUITY FUND

                                   PROSPECTUS




                                 April 30, 2002




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                           Gilford Oakwood Equity Fund
                    a series of Trust for Investment Managers


The Gilford Oakwood Equity Fund seeks long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities. The Fund's investment advisor is Oakwood Capital Management LLC. This Prospectus contains information about the Class B and Class C shares of the Fund.





                  The date of this Prospectus is April 30, 2002






                                Table of Contents


Summary of Investment Goal, Strategies and Risks...............................3
Performance Information........................................................4
Fees and Expenses..............................................................6
Investment Objective and Principal Investment Strategies.......................7
Principal Risks of Investing in the Fund.......................................9
Investment Advisor............................................................10
Shareholder Information.......................................................11
Pricing of Fund Shares........................................................16
Dividends and Distributions...................................................16
Tax Consequences..............................................................16
Rule 12b-1 and Shareholder Servicing Fees.....................................17
Multiple Class Information....................................................17
Financial Statements..........................................................18
PRIVACY NOTICE................................................................19



                Summary of Investment Goal, Strategies and Risks

What is the Fund's The Fund seeks long-term growth of capital.
investment goal?



What are the       Under normal  conditions,  the Fund will invest at least 80%
Fund's primary     of its net assets in equity  securities.  Of these, the Fund
investment         will  primarily  invest  in the  common  stock  of  domestic
strategies?        companies  with a  market  capitalization  in  excess  of $1 billion. In selecting investments, the Advisor evaluates domestic and international economic conditions and events.
                   The Advisor then identifies those companies that are best able to benefit from those conditions.

What are the        As with all mutual  funds,  there is the risk that you could
principal risks     lose money on your investment in the Fund. For example,  the
of investing        following risks could affect the value of your investment:
in the Fund?

                    o Market Risk - Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.

                    o    Management   Risk   -  If  the   Advisor's   investment
                         strategies do not produce the expected results, the value of the Fund would decrease.

                    o Medium-Size Companies Risk - Securities of medium-size companies involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies.

                    o Foreign Securities Risk - Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. Foreign securities markets may also be less liquid and more volatile than domestic markets, which may result in delays in settling securities transactions.


Who may want to     The Fund may be appropriate for investors who:
invest in the
Fund?
                    o    Are pursuing a long-term investment horizon.
                    o    Want  to add an  investment  in  larger  capitalization
                         stocks to their equity portfolio.
                    o    Can  accept  the  greater   risks  of  investing  in  a
                         portfolio with significant common stock holdings.


The Fund may not be appropriate for investors who:

         o     Need regular income or stability of principal.
         o     Are pursuing a short-term goal.


                             Performance Information


The following performance information indicates some of the risks of investing in the Fund's Class C shares. The bar chart below shows the total return of the Fund's Class C shares for the last two calendar years. The bar chart does not reflect sales charges that you may pay upon redemption of these Class C shares. If they were included, the returns would be less than those shown. The table below shows the average return of the Fund's Class C shares over time compared with a broad-based market index. Unlike the bar chart, the table assumes that the maximum sales charge was paid. The information shown in the table assumes reinvestment of dividends and distributions. Please remember that the Fund's performance (before and after taxes) does not reflect how the Fund may perform in the future.

                                 Class C Shares*
                            Calendar Year Returns (%)
                                As of December 31


2000:    -2.70%
2001:   -24.25%


* Please note that the Class C Shares have a lower level of expenses than the Class B Shares. If the returns for the Class B Shares were shown, the returns would have been lower. Please see "Fees and Expenses" below.

During the period shown in the bar chart, the highest quarterly return was 18.95% for the quarter ended March 31, 2000 and the lowest quarterly return was -19.89% for the quarter ended September 30, 2001.

                          Average Annual Total Returns
                             as of December 31, 2001

                                                                     Since
Gilford Oakwood Equity Fund                          1 Year      Inception(1)
                                                     ------      ------------
Class B Shares
     Return Before Taxes                             -28.29%        -17.17%
     Return After Taxes on Distributions(2)          -28.29%        -17.17%
     Return After Taxes on Distributions
         and Sale of Fund Shares(2),(3)              -17.23%        -13.48%
Class C Shares
     Return Before Taxes                             -25.01%        -14.13%
     Return After Taxes on Distributions             -25.01%        -14.13%
     Return After Taxes on Distributions
         and Sale of Fund Shares(2),(3)              -15.23%        -11.14%

S&P 500 Index(4)                                     -11.83%        -15.27%

-----------------

(1) The Fund's Class B and C shares commenced operations on January 21, 2000 and January 1, 2000, respectively.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans and individual retirement accounts.

(3) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Please note that the "Since Inception" figure shown for the Index reflects the inception date for the Fund's Class C Shares. If the Fund's Class B Shares' inception date was reflected, the Index's return would be -8.50%.



                                Fees and Expenses

The following tables describe the fees and expenses that a shareholder in the Fund will pay.

                                                              Class B    Class C
                                                               Shares     Shares


Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price).......................... None       None
Maximum deferred sales charge (load)
 (as a percentage of the lower of purchase price or
 redemption price)(1)......................................... 5.00%      1.00%

Annual Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee................................................ 1.00%      1.00%
Distribution (Rule 12b-1) Fee..................................0.75%      0.75%
Other Expenses(2)............................................. 5.35%      5.35%
   Shareholder Servicing Fee                   0.25%
   Other Operating Expenses                    5.10%
Total Annual Fund Operating Expenses.......................... 7.10%      7.10%
                                                               =====      =====
   Less Expense Reimbursement.................................-4.60%     -4.60%
Net Annual Fund Operating Expenses(3)......................... 2.50%      2.50%
                                                               =====      =====

-----------------------
(1) The contingent deferred sales charge for Advisor class B shares is 5.00% in the first year, declining to 0% in the seventh year. In the eighth year, Advisor class B shares convert to a new class of shares yet to be established, which do not bear a contingent deferred sales charge. Advisor class C shares charge a contingent deferred sales charge of 1% if you redeem shares within one year of purchase. Please see "How to Sell Shares."
(2) For each class, the percentage for "Other Expenses" is comprised of two parts (1) an annual Shareholder Servicing Fee of 0.25% of average daily net assets, and (2) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund incurred during the last fiscal year.

(3) The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that "Total Fund Operating Expenses" will not exceed 2.50% per year. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time.


Example

Use this example to compare the costs of investing in the Fund to those of investing in other funds. Of course, your actual costs may be higher or lower. This example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

If you redeem your shares:

                    1 Year       3 Years        5 Years           10 Years
                    ------       -------        -------           --------
Class B Shares       $753         $1,079        $1,531             $2,836
Class C Shares       $353          $779         $1,331             $2,836

If you do not redeem your shares:

                    1 Year       3 Years        5 Years           10 Years
                    ------       -------        -------           --------
Class B Shares       $253          $779         $1,331             $2,836
Class C Shares       $253          $779         $1,331             $2,836


            Investment Objective and Principal Investment Strategies


The Fund seeks long-term growth of capital. Of course, there can be no guarantee that the Fund will achieve its investment objective. This investment objective is fundamental and may be changed only by approval of the Fund's shareholders. You will be notified of any changes that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

Under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in equity securities. The Fund emphasizes the purchase of equity securities, including common stocks, preferred stocks, convertibles and warrants of companies with a market capitalization in excess of $1 billion. Although the Fund may invest in various equity securities, it is anticipated that the Fund will primarily invest in domestic common stocks.

The selection of securities for the Fund's portfolio begins with a top down analysis of factors affecting the capital markets globally. In its attempt to get a broad picture of the market in general, the Advisor considers the following factors, among other things:


o    Changes in interest rates.
o Changes in the value of the U.S. dollar as compared to the currencies of other countries.
o    Changes in commodity prices.
o Changes in an industry or economic sector and the impact of those changes on companies.

In this first stage of the Advisor's selection process, the Advisor also looks for companies that are able to best capitalize on the social and technological changes occurring in the global economy.

The Advisor then utilizes a quantitative model to narrow the broad universe of securities into attractive portfolio candidates. The model encompasses the Advisor's research and forecast of financial statements and company earnings. This results in the Advisor's estimates of such factors as:

o    The potential for earnings growth.
o    Return on invested capital.
o    Price-to-earnings ratio relative to earnings growth.

This smaller universe of securities is subject to a bottom-up analysis where the Advisor analyzes each individual company, which may include meetings with management, and evaluates, among other things:

o    The company's business strategy.
o    The company's competitive standing in its peer industry group.
o    The company's financial statements.
o    The quality and depth of the company's management team.
o    The outlook for future earnings.

Although not its primary investment focus, the Fund may also invest up to 20% of its assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and U.S. dollar denominated securities of foreign issuers. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. EDRs have the same qualities as ADRs, except that they may be traded in European trading markets.

Every  security   purchased  is  assigned  a  target  price  and  is  constantly reassessed. As these targets are reached the stock is re-evaluated and the target is either changed or the issue is sold.

The Fund's annual portfolio turnover rate indicates changes in its portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund's investment objectives and policies, regardless of the effect on the Fund's portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The Fund's annual portfolio turnover rates are noted in the Financial Highlights section on page 18 of this Prospectus.

Under normal market conditions, the Fund will stay fully invested in equity securities. However, the Fund may temporarily depart from its principal investment strategies by making short term investments in cash and cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

                    Principal Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have previously been summarized under "Summary of Investment Goal, Strategies and Risks." These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and security selection decisions. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. The value of a share of the Fund - its "net asset value" or "NAV" - depends upon the market value of all of the Fund's investments. The principal risk of investing in the Fund is that the market value of securities held by the Fund will move up and down. These up and down fluctuations, which can occur rapidly and unpredictably, may cause the Fund's investments to be worth less than the price originally paid, or less than they were worth at an earlier time; this in turn will affect the Fund's net asset value per share. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Medium-Size Company Risk. The risk of investing in securities of medium-size companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price change than larger companies. Such companies may have limited product lines, markets or financial and managerial resources and their securities may have limited market liquidity. As a result, the Fund's net asset value may be more volatile.

Foreign Securities Risk. The Fund may invest in foreign securities directly or through ADRs. Investments in these types of securities involve certain inherent risks that could increase the potential for loss in the Fund. Foreign
investments  may  be  subject  to  heightened   political  and  economic  risks,
particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners. In addition, foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. U.S. dollar denominated securities of foreign issuers may be affected by certain currency risks. Accordingly, the Fund will not hold foreign currency as an investment or invest in foreign currency contracts.

                               Investment Advisor


Oakwood Capital Management LLC is the investment advisor to the Fund. The Advisor's address is 1901 Avenue of the Stars, 3rd Floor Los Angeles, CA 90067. The Advisor provides investment advisory services to individual and institutional clients with assets of approximately $308 million. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended December 31, 2001, the Advisor waived all advisory fees due from the Fund.


Portfolio Managers

Mr. James M. Lyon, CFA, CIC, is Lead Manager of the Fund's portfolio. Mr. Lyon, Senior Vice President and Senior Security Analyst of the Advisor, has been associated with the Advisor since April 1998. During this time he has functioned as a portfolio manager and securities analyst. From 1996 until joining the Advisor, Mr. Lyon was President of Lyon Investment Management, Inc., a registered investment advisor, and from 1993 to 1996, a registered principal and advisory affiliate of Spelman & Co., Inc., a broker-dealer and registered investment advisor.

Ms. Marla L. Harkness, CFA, CIC, is Co-Manager of the Fund's portfolio. Ms. Harkness, Executive Vice President and Director of Equity Investments of the Advisor, has been associated with the Advisor since its inception in March 1998. During this time, Ms. Harkness has functioned as a portfolio manager and securities analyst. From 1986 to 1998, Ms. Harkness was Vice President of RNC Capital Management Co., a registered investment advisor.


Expense Limitation Agreement

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that total Fund operating expenses will not exceed 2.50% of the average daily net assets annually. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. Any such reimbursement will be reviewed by the Trustees, who may terminate the reimbursement arrangement at any time. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                             Shareholder Information

How to Buy Shares

You may open a Fund account with $5,000 and add to your account at any time with $1,000 or more. You may open a retirement account with $1,000 and add to your account at any time with $500 or more. After you have opened a Fund account, you also may make automatic subsequent monthly investments with $500 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

By Check

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to "Gilford Oakwood Equity Fund") to:

                               Gilford Oakwood Equity Fund
                               c/o Orbitex Data Services, Inc.
                               P. O. Box 542007
                               Omaha, NE 68154-1952

If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), you should call the Transfer Agent at (866) 811-0216 for instructions.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Gilford Oakwood Equity Fund" to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

By Wire

If you are making an initial investment in the Fund, before you wire funds, you should call the Transfer Agent at (866) 811-0216 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to:

                               First National Bank of Omaha
                               ABA Routing #1042000016
                               For Credit to Orbitex Data Services
                               A/C# 11286884
                               For further credit to:
                               Investor's Account Number
                               Name(s) of the Investor(s)
                               Name of the Fund to be purchased

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include completed information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $500. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

Retirement Plans

The Fund offers an Individual Retirement Account ("IRA") plan. You may obtain information about opening an IRA account by calling (866) 811-0216. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.


How to Sell Shares

You may sell (redeem) your Fund shares on any day the NYSE is open for business either directly to the Fund or through your investment representative.

The price you will pay to buy Fund shares is the Fund's net asset value. You may be charged a CDSC when you sell your shares. There is no charge on shares which you acquire by reinvesting your dividends. The CDSC is based on the original cost of your shares or the market value of them when you sell, whichever is less.

Class C shareholders will pay a 1.00% CDSC on shares which are sold within one year of their purchase.

Class B shareholders will pay a CDSC which is determined by the length of time the shares being sold have been held, as follows:

         Years After                                        Contingent Deferred
           Purchase                                             Sales Charge
           --------                                             ------------
              1                                                    5.00%
              2                                                    4.00%
              3                                                    3.00%
              4                                                    3.00%
              5                                                    2.00%
              6                                                    1.00%
     Within the 7th Year                                            None

After seven years, Class B shares will automatically convert to a new class of shares to be established. The new class of shares will have lower distribution fees. This will mean that your Fund account upon conversion will be subject to lower overall charges. The conversion will be a non-taxable event for you.

To keep your CDSC as low as possible, when you place an order to sell your shares, the Fund will first sell any shares in your account that are not subject to a CDSC. With respect to Class B shares, next the Fund will sell shares subject to the lowest CDSC. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

The CDSC may be reduced or waived under certain circumstances and for certain groups. Call (212) 888-6400 for details.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

                    Gilford Oakwood Equity Fund
                    c/o Orbitex Data Services, Inc.
                    P.O. Box 542007
                    Omaha, NE 68254-1952

If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (866) 811-0216 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting upon an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (866) 811-0216 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. You will not be charged a CDSC on a low balance redemption.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

                             Pricing of Fund Shares

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of the Fund's shares is determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

                                Tax Consequences

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                    Rule 12b-1 and Shareholder Servicing Fees

The Fund has adopted a separate distribution plan for each class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows each class of shares of the Fund to pay distribution fees for the sale and distribution of its shares. Each plan provides for the payment of a maximum distribution fee at the annual rate of 0.75% of the Fund's average daily net assets annually. The Fund has also adopted a shareholder servicing plan whereby the Distributor may be entitled to a service fee at an annual rate of 0.25% of the Fund's average daily net assets for shareholder support. Such support may include, among other things, establishing and maintaining accounts and records, processing orders and dividends, or processing other distribution payments. In general, these fees are payable to Gilford Securities, the Fund's Distributor. Because these distribution and/or shareholder service fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

                           Multiple Class Information

The Fund offers two classes of shares - Class B and Class C. While both classes invest in the same portfolio of securities, each class has a separate CDSC. The principal advantage of Class B is that after time, the CDSC is reduced, until ultimately, after seven years, the CDSC is zero. In addition, Class B shares will automatically convert to a new class of shares, not yet established, that will pay lower distribution expenses. This new class will have an overall lower expense structure than Class B and Class C. Class C shares are not eligible for this conversion. Therefore, Class B may be best for investors who intend to hold their shares for a long period of time.

The principal advantage of Class C is that Class C has a CDSC that is reduced to zero after one year. Therefore, Class C may be best for investors who may need to sell Fund shares after a short period of time.


                              Financial Highlights

This table shows the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, the Fund's independent accountants. Their report and the Fund's financial statements are included in the Fund's Annual Report dated December 31, 2001, which is available upon request.

For a capital share outstanding throughout each period

--------------------------------------------------------------------------------------------------------
                                                               Class B               Class C

                                                                   Jan. 21,
                                                      Year Ended 2000+ through Year Ended  Year Ended
                                                       Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
                                                        2001         2000         2001        2000
--------------------------------------------------------------------------------------------------------

Net asset value, beginning of period................    $19.13      $20.00      $19.46      $20.00
                                                        ------      ------      ------      ------
Income from investment operations:
      Net investment loss...........................     (0.20)      (0.26)      (0.27)      (0.26)
      Net realized and unrealized loss
      on investments                                     (4.49)      (0.61)      (4.45)      (0.28)
                                                        ------      ------      ------      ------
Total loss from investment operations...............     (4.69)      (0.87)      (4.72)      (0.54)
                                                        ------      ------      ------      ------

Net asset value, end of period......................    $14.44      $19.13      $14.74      $19.46
                                                        ======      ======      ======      ======


Total return........................................    (24.52)%   (4.35)% ++   (24.25)%     (2.70)%


Ratios/supplemental data:
      Net assets, end of period (millions)..........     $ 0.8        $ 0.7       $ 1.9       $ 2.0

Ratio of expenses to average net assets:
      Before fees waived and expenses absorbed .....      7.10%       7.85%**      7.10%       7.77%
      After fees waived and expenses absorbed.......      2.50%       2.50%**      2.50%       2.50%

Ratio of net investment loss to average net assets:
      Before fees waived and expenses absorbed .....     (6.12)%     (7.25)%**    (6.12)%    (7.17)%**
      After fees waived and expenses absorbed.......     (1.52)%     (1.90)%**    (1.52)%     (1.90)%

Portfolio turnover rate                                    87%         66%++        87%         66%

+ Commencement of operations.
** Annualized.
++ Not annualized.



                                 PRIVACY NOTICE

The Fund, the Advisor and the Distributor collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.


In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.




                                     Advisor
                         Oakwood Capital Management LLC
                       1901 Avenue of the Stars, 3rd Floor
                          Los Angeles, California 90067


                                   Distributor
                            Gilford Securities, Inc.
                                850 Third Avenue
                            New York, New York 10022

                                    Custodian
                         U.S. Bank, National Association
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                           Orbitex Data Services, Inc.
                        14707 California Street, Suite 5
                              Omaha, Nebraska 68154

                              Independent Auditors
                              Tait, Weller & Baker
                               8 Penn Center Plaza
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                          Los Angeles, California 90071


                           Gilford Oakwood Equity Fund
                    a series of Trust for Investment Managers


For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                           Gilford Oakwood Equity Fund
                         c/o Orbitex Data Services, Inc.
                                 P.O. Box 542007
                              Omaha, NE 68254-1952
                            Telephone: 1-866-811-0216

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.




               (The Trust's SEC Investment Company Act file number is 811-09393)





                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 2002


                          GILFORD OAKWOOD EQUITY FUND,
                    a series of Trust for Investment Managers
                       1901 Avenue of the Stars, 3rd Floor
                              Los Angeles, CA 90067
                                 1-866-811-0216


This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated April 30, 2002, as may be revised, of the Gilford Oakwood Equity Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust"). Oakwood Capital Management LLC (the "Advisor") is the advisor to the Fund. A copy of the Fund's Prospectus is available by calling the number listed above.

The Fund's audited financial statements for the fiscal year ended December 31, 2001, are incorporated herein by reference to the Fund's Annual Report dated December 31, 2001. A copy of the Annual report may be obtained without charge by calling or writing the Fund as shown above.



                                                               TABLE OF CONTENTS


THE TRUST......................................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS.......................................................11
DISTRIBUTIONS AND TAX INFORMATION.............................................12
TRUSTEES AND EXECUTIVE OFFICERS...............................................14
THE FUND'S INVESTMENT ADVISOR.................................................20
THE FUND'S ADMINISTRATOR......................................................21
THE FUND'S DISTRIBUTOR........................................................22
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................24
PORTFOLIO TURNOVER............................................................26
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................26
DETERMINATION OF SHARE PRICE..................................................29
PERFORMANCE INFORMATION.......................................................30
GENERAL INFORMATION...........................................................34
FINANCIAL STATEMENTS..........................................................35
APPENDIX A....................................................................35
APPENDIX B....................................................................38



                                    THE TRUST

The Trust for Investment Managers (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust consists of various series represented by separate investment portfolios. This SAI relates only to the Fund.

The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund has the investment objective of seeking long-term growth of capital. The Fund is diversified (see fundamental investment restriction 7 under "Investment Restrictions"). Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

The following information supplements the discussion of the Fund's investment objective and policies as set forth in its Prospectus. There can be no guarantee that the Fund's objective will be attained.

Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of without being exercised, resulting in a loss of the Fund's entire investment therein.

Preferred Stock. The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Investment Companies. The Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. The Fund currently intends to limit its investments in securities issued by other investment companies so that no more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Domestic Companies with Foreign Operations. Securities of companies which have significant foreign operations, often called "multinational companies," involve certain risks not associated with those operating domestically, including foreign currency risk. Multinational companies that receive a substantial portion of their revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Repurchase Agreements. The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Foreign Securities. The Fund may invest up to 20% of its total assets in US Dollar denominated securities issued by foreign companies. The Fund may also invest up to 5% of it total assets in securities of foreign issuers that are not publicly traded in the United States, including securities from emerging markets. The Fund may also invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").

Depositary Receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political  and  Economic  Factors.   Individual  foreign  economies  of  certain
countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Euro Conversion. Several European countries adopted a single uniform currency known as the "euro," effective January 1, 1999. The euro conversion, that will take place over a several-year period, could have potential adverse effects on the Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Fund's operations. The Fund and the Advisor are working with providers of services to the Fund in the areas of clearance and settlement of trade to avoid any material impact on the Fund due to the euro conversion; there can be no assurance, however, that the steps taken will be sufficient to avoid any adverse impact on the Fund.

Market Characteristics. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United
States. While growing, they usually have substantially less volume than U.S. markets, and the Fund's foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Options on Securities. The Fund may write (sell) covered call options to a limited extent on its portfolio securities ("covered options") in an attempt to enhance gain.

When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium") the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

Closing sale transactions enable the Fund immediately to realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the option in order to realize any profit. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Options on Securities Indices. The Fund may write (sell) covered call options on securities indices in an attempt to increase gain. A securities index option written by the Fund would obligate it, upon exercise of the options, to pay a cash settlement, rather than to deliver actual securities, to the option holder. Although the Fund will not ordinarily own all of the securities comprising the stock indices on which it writes call options, such options will usually be written on those indices which correspond most closely to the composition of the Fund's portfolio. As with the writing of covered call options on securities, the Fund will realize a gain in the amount of the premium received upon writing an option if the value of the underlying index increases above the exercise price and the option is exercised, the Fund will be required to pay a cash settlement that may exceed the amount of the premium received by the Fund. The Fund may purchase call options in order to terminate its obligations under call options it has written.

The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be purchased for speculative purposes. Unlike an option on securities, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right, upon the exercise of the option, to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities included in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on industry or market segments.

The Fund may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a stock index, the amount of payment it receives on exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities. The Fund may write put options on stock indices in order to close out positions in stock index put options which it has purchased.

The Fund may purchase call options on stock indices in order to participate in an anticipated increase in stock market prices or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio. The Fund may write call options on stock indices in order to close out positions in stock index call options which it has purchased.

The effectiveness of hedging through the purchase of options on securities indices will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the stock indices on which the options are available. In addition, the purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Corporate Debt Securities. The Fund may invest up to 20% of its assets in debt securities, including debt securities rated below investment grade. Bonds rated below BBB by S&P or Baa by Moody's, commonly referred to "junk bonds," typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody's and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security's rating is reduced while it held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Lending Portfolio Securities. The Fund may lend its portfolio securities in an amount not exceeding 33 1/3% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must be irrevocable and obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on three days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code (the "Code").

Short-Term Investments. The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix B.


                             INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

     (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

4. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

7. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.   Invest in any issuer for purposes of exercising control or management.

2. Invest in securities of other investment companies except as permitted under the 1940 Act.

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

5. Make any change in its investment policies of investing at least 80% of its net assets in the investments suggested by the funds name without first providing the Fund's shareholders with at least 60 days' prior notice.

Except with respect to borrowing, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.


                        DISTRIBUTIONS AND TAX INFORMATION

Distributions. Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about
December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information. Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. It is the Fund's policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal excise tax.

The Fund's ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year. The deduction, if any, may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the current maximum federal tax rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to certify the person's taxpayer identification number.

The Fund will not be subject to corporate income tax in the State of Delaware as long as its qualifies as regulated investment companies for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.


                         TRUSTEES AND EXECUTIVE OFFICERS

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.


----------------------- --------- ----------- ----------------------------- -----------------------
                                  Term of
                        Position  Office and                                Other
        Name, Address   with the  Length of   Principal Occupation          Directorships
           and Age      Trust     Time Served During Past Five Years        Held
----------------------- --------- ----------- ----------------------------- -----------------------
Independent Trustees of the Trust
---------------------------------------------------------------------------------------------------
George J. Rebhan*       Trustee   Indefinite  Retired; formerly President,   None.
  (born 1934)                     terms       Hotchkis and Wiley Funds
2020 E. Financial Way             since       (mutual funds) from 1985 to
Glendora, CA 91741                August      1993.
                                  1999.
----------------------- --------- ----------- ----------------------------- -----------------------

Ashley T. Rabun*        Trustee   Indefinite  Founder and Chief Executive   None.
  (born 1952)                     terms       Officer, InvestorReach, Inc.
2020 E. Financial Way             since       (financial services marketing
Glendora, CA 91741                August      and distribution consulting).
                                  1999.
----------------------- --------- ----------- ----------------------------- -----------------------
James Clayburn LaForce* Trustee   Indefinite  Dean Emeritus, John E.        None.
  (born 1927)                     terms       Anderson Graduate School of
2020 E. Financial Way             since       Management, University of
Glendora, CA 91741                August      California, Los Angeles.
                                  1999.
----------------------- --------------------- ----------------------------- -----------------------
Interested Trustee of the Trust
----------------------- --------- ----------- ----------------------------- -----------------------
Robert H. Wadsworth**   Trustee   Indefinite  Consultant, U.S. Bancorp Fund Director, Germany Fund,
  (born 1940)                     terms       Services, LLC; formerly,      Inc., New Germany Fund,
2020 E. Financial Way             since       President, Investment Company Inc., Central European
Glendora, CA 91741                August      Administration, LLC (mutual   Equity Fund, Inc. and
                                  1999.       fund administrator and the    Deutsche Funds, Inc.
                                              Fund's former administrator).
---------------------------------------------------------------------------------------------------
Officers of the Trust
----------------------- --------- ----------- ----------------------------- -----------------------
Thomas W. Marschel      Treasurer Indefinite  Vice President, U.S. Bancorp  None.
  (born 1970)                     terms       Fund Services, LLC since July
2020 E. Financial Way             since       2001; formerly Vice
Glendora, CA 91741                November    President, Investment Company
                                  2000.       Administration, LLC from
                                              October 1995 to July 2001;
                                              Vice President, Advisors
                                              Series Trust (mutual fund)
                                              from May 2000 to March 2002.
----------------------- --------- ----------- ----------------------------- -----------------------

Chad E. Fickett         Secretary Indefinite  Compliance Administrator,     None.
  (born 1973)                     terms       U.S.  Bancorp Fund Services,
615 East Michigan St.             since       LLC since July, 2000.
Milwaukee, WI 53202               April
                                  2002.
----------------------- --------- ----------- ----------------------------- -----------------------

* Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
** Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Wadsworth is an interested person of the Trust by virtue of his position as President of the Trust. He is also a Consultant with U.S. Bancorp Fund Services, LLC, the administrator for the Fund.

Compensation

Each Independent Trustee receives $10,000 per year in fees, plus $750 for any special meeting or committee meeting attended on a date other than that of a regularly scheduled board meeting. Each Independent Trustee is also reimbursed for expenses in connection with Board meeting attendance. This amount is allocated among each of the five current portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

                                            Pension or
                                            Retirement
                            Aggregate     Benefits Accrued Estimated Annual Total Compensation
                        Compensation From   as Part of      Benefits Upon   from Trust(2) Paid
Name of Person/Position    the Trust(1)    Fund Expenses      Retirement        to Trustees

----------------------- ----------------- ---------------- ---------------- ------------------
George J. Rebhan,
Independent Trustee         $10,000               None           None            $10,000
----------------------- ----------------- ---------------- ---------------- ------------------
Ashley T. Rabun,
Independent Trustee         $10,000               None           None            $10,000
----------------------- ----------------- ---------------- ---------------- ------------------
James Clayburn LaForce,
Independent Trustee         $10,000               None           None            $10,000
-----------------------


1    For the fiscal year ended December 31, 2001.
2 There are currently five different portfolios comprising the Trust. For the fiscal year ended December 31, 2001, trustees fees and expenses in the amount of $8,730 were allocated to the Fund.

Board Committees

The Trust has three standing committees: the Audit Committee, the Valuation Committee and the Nominating Committee.

The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the each series of the Trust. The Audit Committee met once during the Fund's last fiscal year with respect to the Fund. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting.

The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator's staff who is knowledgeable about the Fund and the Independent Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee did not meet during the Fund's last fiscal year with respect to the Fund.

The Trust also has a Nominating Committee in place to nominate and select new Board members and is comprised of the Independent Trustees of the Trust. The Nominating Committee meets as need but did not meet during the Fund's last fiscal year. The Nominating Committee does not currently have procedures in place to accept recommendations submitted by shareholders of the Fund or other series of the Trust.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 31, 2002, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

------------------------------------------------- --------------- ----------- -------------------

Name and Address                                  Class of Shares % Ownership  Type of Ownership
------------------------------------------------- --------------- ----------- -------------------
Wexford Clearing Services Corp., FBO
Virginia E. Drysdale, Trustee
Eugene and Virginia Drysdale Rev. Living Trust        Class B        14.05%          Record
Long Beach, CA 90803-2920
-------------------------------------------------
Mr. Robert Michaels
293 West Clarktown Road                               Class B        11.79%   Record & Beneficial
New City, NY 10956
-------------------------------------------------
Wexford Clearing Services Corp., FBO
Christopher Busardo & Julia Ellen Busardo
275 Clubhouse Dr.                                     Class B        11.73%          Record
Middletown, NY 07748-1322
-------------------------------------------------
Wexford Clearing Services Corp., FBO
Randee G. Mourginakis
1 Partridge Hollow Rd.                                Class B        10.38%          Record
Greenwich, CT 06831-2662
-------------------------------------------------

Wexford Clearing Services Corp., FBO
Benjamin Vyniamin Guralnik and Lana Guralnik,
Co-Trustees                                           Class B        6.86%           Record
Guarlnik Living Trust
Beverly Hills, CA 90210-3329

-------------------------------------------------
Wexford Clearing Services Corp., FBO
Dr. Nayel J. Sayegh and Sana Sayegh                   Class C        23.45%          Record
464 Ardsley Rd.
Scarsdale, NY 10583-1914
-------------------------------------------------
Wexford Clearing Services Corp., FBO
Mr. Ralph Worthington, Trustee
Ralph Worthington Defined Benefit Pension Plan        Class C        9.90%           Record
145 East 74th Street
New York, NY 10021-3225
------------------------------------------------- --------------- ----------- -------------------

As of December 31, 2001, no Independent Trustee of the Trust beneficially owned shares of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees nor members of their immediately family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved



                          THE FUND'S INVESTMENT ADVISOR


Subject to the supervision of the Board of Trustees, investment advisory services are provided to the Fund by Oakwood Capital Management LLC, 1901 Avenue of the Stars, 3rd Floor, Los Angeles, California 90067, the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.00%.


The Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act. The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In renewing the Advisory Agreement at a meeting of the Board of Trustees in September 2001, the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. The Board of Trustees considered, among other things, that although the proposed advisory fees and total expenses of the Fund were at the high end of the relevant peer group, they were within the ranges of fees and expenses borne by the funds within the peer group, despite the recent organization and relatively small asset base of the Fund. In addition, they noted that although the performance of the Fund for the one-year period ended June 30, 2001 was at the low end of the relevant peer group, the market environment had been particularly challenging during the period for managers such as the Advisor, and the Fund was committed to maintaining the investment style utilized by the Advisor with a focus on long-term results.

For the fiscal year ended December 31, 2001, the Fund accrued $30,058 in advisory fees, all of which was waived by the Advisor. For the same period, the Advisor reimbursed the Fund an additional $108,090 in operating expenses. For the fiscal year ended December 31, 2000 (the Fund's first year of operation), the Fund accrued $19,837 in advisory fees, all of which was waived by the Advisor. For the same period, the Advisor reimbursed the Fund an additional $85,087 in operating expenses.

The Fund is responsible for its own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the "Fees and Expenses" Table (the "expense cap") of the Fund's Prospectus. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.

Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. Before the Advisor may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to the Fund's payment of current ordinary Fund expenses. The Trustees may terminate this expense reimbursement arrangement at any time.


                                SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Administrator"), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. The Fund paid $45,000 for administrative services during the fiscal year ended December 31, 2001. For the fiscal year ended December 31, 2000, the Fund paid $44,14 for administrative services.

U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Fund. Under the Custodian Agreement, U.S. Bank, National Association holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Orbitex Data Services, Inc., 14707 California Street, Suite 5, Omaha, Nebraska 68154, serves as Transfer Agent and Dividend Disbursing Agent for the Fund pursuant to a Transfer Agency Service Agreement. The services to be provided under the Transfer Agency Service Agreement include, among other things, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, and disbursing dividends declared by the Fund.

Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, are the independent auditors for the Fund and audit the Fund's financial statements. Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071, are legal counsel to the Fund.


                             THE FUND'S DISTRIBUTOR

Gilford Securities, Inc. (the "Distributor"), 850 Third Avenue, New York, NY 10022, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

For the fiscal years ended December 31, 2001, the aggregate sales commissions received by the Distributor with respect to the Fund's Class B shares and Class C shares were $558 and $4,312, respectively. For the fiscal years ended December 31, 2000, the aggregate sales commissions received by the Distributor with respect to the Fund's Class B shares and Class C shares were $20,085 and $203, respectively.

Rule 12b-1 and Shareholder Servicing Plans

Under a separate plan of distribution for each class of shares adopted by the Trust, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"), the Fund will pay a distribution fee at an annual rate of 0.75% of its average daily net assets to the Distributor. The Plans provide for the compensation to the Distributor regardless of the Fund's distribution expenses.

In connection with its decision to approve the Plans, the Board of Trustees considered various factors, including: (a) the nature and causes of the circumstances that made the implementation of the Plans necessary and appropriate; (b) the ways in which the Plans address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; and (d) the possible benefits of each Plan to any person relative to the Fund. While there is no assurance that the expenditures of Fund assets to finance distribution to of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plans.

Under the Plans, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plans and the purposes for which payments were made. The Plans may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plans is considered by such Trustees no less frequently than annually. With the exception of the Distributor, in its capacity as the Fund's principal underwriter of Fund shares, no interested person has or had a direct or indirect financial interest in the Plans or any related agreement.

The Fund also has a Shareholder Servicing Agreement with the Distributor pursuant to which payments or reimbursements of payments may be made to selected brokers, dealers or administrators which have entered into agreements for services provided to shareholders of the Funds' Class B and Class C shareholders. Under the Agreement, the Fund is authorized to pay the Distributor a maximum fee in the amount of 0.25% of the Fund's average daily net assets of each class of shares annually. Payment to the Distributor under the Agreement reimburses the Distributor for payments it makes to selected brokers, dealers and administrators who have entered into Service Agreements for services provided to shareholders of the both classes of the Fund.

During the fiscal year ended December 31, 2001, the Fund paid distribution fees of $5,756 pursuant to the Class B Plan, all of which was paid out as compensation to sales personnel. For the same period, the Fund paid distribution fees of $16,784 pursuant to the Class C Plan, all of which was paid out as compensation to sales personnel. During the fiscal year ended December 31, 2000, the Fund paid distribution fees of $3,856 pursuant to the Class B Plan, all of which was paid out as compensation to sales personnel. For the same period, the Fund paid distribution fees of $11,022 pursuant to the Class C Plan, all of which was paid out as compensation to sales personnel.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with the provisions of Section 28(e) of the 1934 Act, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

For the fiscal year ended December 31, 2001, the Fund paid $13,107 in brokerage commissions with respect to portfolio transactions. Of such amount $5,008 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended December 31, 2000, the Fund paid $15,015 in brokerage commissions with respect to portfolio transactions. Of such amount $8,775 was paid to firms for research, statistical or other services provided to the Advisor.


                               PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." For the fiscal year ended December 31, 2001, the Fund had a portfolio rate of 87%.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares. The public offering price of Fund shares is the net asset value. Each Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

How to Sell Shares. You can sell your Fund shares any day the NYSE is open for regular trading. The Fund may require documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

Signature Guarantees. If you sell shares having a net asset value of $10,000 a signature guarantee is required. Certain other transactions, including redemptions, also require a signature guarantee. Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.

Delivery of redemption proceeds. Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Telephone redemptions. Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Automatic Investment Plan. As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge imposed on Fund shares does not apply to (a) any redemption pursuant to a tax-free return of an excess contribution to an individual retirement account or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Fund shares for a minimum = Net Asset Value Per Share period of three years; (c) any redemption by advisory accounts managed by the Advisor or its affiliates; (d) any redemption made by employees, officers or directors of the Advisor or its affiliates; (e) any redemption by a tax-exempt employee benefit plan if continuation of the investment would be improper under applicable laws or regulations; and (f) any redemption or transfer of ownership of shares following the death or disability, as defined in
Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability.


                          DETERMINATION OF SHARE PRICE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time. An example of how the Fund's C Class of shares calculated its net asset value per share as of December 31, 2001 is as follows:

                        Net Assets
                     ------------------     = Net Asset Value Per Share
                     Shares Outstanding

                       $1,884,906
                     ------------------   = $14.74
                         127,872

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

The Fund's securities, including ADRs and EDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                             PERFORMANCE INFORMATION

From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter. The Fund may also advertise aggregate and average total return information over different periods of time.

The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

Average Annual Total Return

Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

         P(1 + T)n = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

The average annual total return computed at the public offering price (net asset value) for Class B and C Shares of the Fund for the fiscal year ended December 31, 2001 was as follows:

                                One Year            Since Inception**
Class B Shares*                  -28.29%                -17.17%
Class C Shares*                  -25.01%                -14.13%


* Certain fees and expenses of both classes of the Fund have been waived or reimbursed from inception through December 31, 2001. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.
** The Fund's Class B shares commenced operations on January 21, 2000 and the Fund's Class C shares commenced operations on January 1, 2000.

Average Annual Total Return (after Taxes on Distributions):

The  Fund's   quotations  of  average   annual  total  return  (after  taxes  on
distributions) are calculated according to the following formula:

         P(1 + T)n = ATVD

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended December 31, 2001 was as follows:


                                One Year            Since Inception**
Class B Shares*                 -28.29%                 -17.17%
Class C Shares*                 -25.01%                 -14.13%


* Certain fees and expenses of both classes of the Fund have been waived or reimbursed from inception through December 31, 2001. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.
** The Fund's Class B shares commenced operations on January 21, 2000 and the Fund's Class C shares commenced operations on January 1, 2000.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

The  Fund's   quotations  of  average   annual  total  return  (after  taxes  on
distributions and redemption) are calculated according to the following formula:

         P(1 + T)n = ATVDR

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended December 31, 2001 was as follows:

                                One Year            Since Inception**
Class B Shares*                 -17.23%                 -13.48%
Class C Shares*                 -15.23%                 -11.14%

* Certain fees and expenses of both classes of the Fund have been waived or reimbursed from inception through December 31, 2001. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.
** The Fund's Class B shares commenced operations on January 21, 2000 and the Fund's Class C shares commenced operations on January 1, 2000.

Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may include performance information which is computed at without factoring in the CDSC. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

The Trust was organized as a Delaware business trust on April 4, 1999. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

The Fund's annual report to shareholders for its fiscal year ended December 31, 2001 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

                                   APPENDIX A
                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group
AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

* Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


                                                                      APPENDIX B
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Prime-1: Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group
A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."